UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2009

VIRNETX HOLDING CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5615 Scotts Valley Drive, Suite 110 Scotts Valley, CA	95066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (831) 438-8200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 23, 2009, VirnetX, Inc., the principal operating subsidiary of VirnetX Holding Corporation (“VirnetX”), entered into a letter of intent with VeriSign, Inc. (“VeriSign,”) under which VirnetX and VeriSign intend to collaborate in the development of mobile directory services and solutions using secure domain names and PKI certificate infrastructure. The strategic relationship contemplated by the letter of intent remains subject to, among other things, the negotiation, execution and delivery of definitive agreements. The letter of intent also provides for a “no shop” period until March 23, 2010, during which period the parties have agreed not to solicit or encourage proposals from any other person or entity regarding a strategic relationship, the primary purpose thereof is to assess and evaluate the technical, market and commercial viability to jointly develop and provide the services contemplated by the letter of intent.

The information contained in this report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Forward-Looking Statements

Statements in this report that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. The forward-looking statements contained herein include, without limitation, statements relating to the company’s ability to regain compliance with the Exchange’s continued listing standards. In addition to statements which explicitly describe risks and uncertainties, readers are urged to consider statements labeled with the terms “may,” “believes,” “belief,” “expects,” “intends,” “anticipates,” “will seek to,” or “plans” to be uncertain and forward-looking. The forward-looking statements contained herein are also subject to all of the other risks and uncertainties that are described from time to time under the heading “Risk Factors” in the company’s reports filed with the Securities and Exchange Commission, most recently in the company’s Annual Report on Form 10-K filed on March 31, 2009 and the company’s Quarterly Report on Form 10-Q filed on November 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2009	VIRNETX HOLDING CORPORATION
	By:	/s/ Kendall Larsen

	Name: Title:	Kendall Larsen Chief Executive Officer